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                                 EXHIBIT 10.37


                                FIRST AMENDMENT

                                     TO THE

                       RESEARCH AND DEVELOPMENT AGREEMENT

                                    BETWEEN

                                  SIDDCO, INC.

                                      AND

                           NPS PHARMACEUTICALS, INC.

                            DATED SEPTEMBER 5, 1997
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                                FIRST AMENDMENT
                                    TO THE
                       RESEARCH & DEVELOPMENT AGREEMENT
                                    BETWEEN
                                 SIDDCO, INC.
                                      AND
                           NPS PHARMACEUTICALS, INC.

  This First Amendment (the "Amendment") is entered into effective this 5th day of September, 1997, between Systems Integration Drug Discovery Company, Inc., doing business as SIDDCO ("SIDDCO") and NPS Pharmaceuticals, Inc., ("NPS").

                                R E C I T A L S

  WHEREAS, SIDDCO and NPS have previously entered into a Research and Development Agreement effective July 16, 1997 (the "Agreement); and

  WHEREAS, the parties desire to amend the Agreement as provided herein;

  NOW, THEREFORE, the Agreement is hereby amended as follows:

  1. Sections 4.3, 6.2.4, 6.3.3, 13.9 and 15.1 of the Agreement are hereby amended in their entirety as follows:

  4.3 Payment under this Article 4 shall be made in United States Dollars directly to SIDDCO via Electronic Funds Transfer (EFT) pursuant to the instructions set forth below or such other instructions provided by SIDDCO to NPS in writing:

            National Bank of Arizona
            335 North Wilmot Ave
            Tucson, AZ 85711
            ABA Bank Routing Number 122105320
            Account Name SIDDCO Inc.
            Account Number 0026042508

  6.2.4 A worldwide, royalty free, Consortium-Exclusive, perpetual license to make, manufacture, synthesize and use, Combinatorial Libraries synthesized using SIDDCO Combinatorial Chemistry Technology.

  6.3.3 A royalty free, Consortium-Exclusive, perpetual license to synthesize and use, Combinatorial Libraries synthesized using SIDDCO
        Combinatorial Chemistry Technology.

  13.9 SIDDCO and NPS shall adopt and use invention assignment agreements providing substantially as follows:

     13.9.1 SIDDCO shall have a written invention assignment agreement with each of its employees and other representatives. Such agreement shall provide that any invention, discovery, improvement or other intellectual property relating to NPS Target Products made by such employees or representatives in the course of performing services for SIDDCO is assignable and is hereby assigned to NPS. The Agreement shall further provide that any discovery, improvement or other intellectual property concerning SIDDCO Combinatorial Chemistry Technology shall be assigned to SIDDCO.

     13.9.2 NPS shall have a written invention assignment agreement with each of its Visiting Bench Scientists, NPS Dedicated Project Team Leaders and other representatives. Such agreement shall provide that any invention, discovery, improvement or other intellectual property arising in the course of performing services under the collaboration and constituting SIDDCO Combinatorial Chemistry Technology is assigned to SIDDCO.

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  13.10 SIDDCO covenants that it will require all SIDDCO Consortium Partners to enter into the same or substantially similar obligations with such Partner's employees and other representatives requiring and effectuating the assignment by them to SIDDCO of any invention, discovery, improvement or other intellectual property constituting Combinatorial Chemistry Technology.

  15.1 Any notices required or permitted to be given to, or served upon, either party hereto pursuant to this Agreement shall be sufficiently given or served if sent to such party by registered air mail and (if urgent) by facsimile, addressed to it at its address as set forth below, or to such other address or call number as it shall designate by written notice given to the other party:

To SIDDCO:SIDDCO, Inc.
9000 South Rita Road, Bldg. 40
Tucson, Arizona 85747
Attention: Executive Vice President, Business Development

  With a copy to:

Bryan E. Daum, Attorney at Law
1760 East River Road, Suite 115
Tucson, Arizona 85718

To NPS:

NPS Pharmaceuticals, Inc.
420 Chipeta Way
Salt Lake City, UT 84108
Attention: Vice President, Research

  With a copy to:

NPS Pharmaceuticals, Inc.
420 Chipeta Way
Salt Lake City, UT 84108
Attention: Office of General Counsel

  2. Except as amended by this Amendment, the Agreement remains in full force and effect pursuant to the terms thereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective the day and year first above written.

SIDDCO, INC.NPS                           NPS PHARMACEUTICALS, INC.


          /k/ Bruce Seligmann                       /k/ Hunter Jackson
By:__________________________________     By:__________________________________
        Bruce Seligmann, Ph.D.                     Hunter Jackson, Ph.D.
        Its: President and CEO                    Its: President and CEO


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